UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 8, 2015

GOLDEN ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-4339	63-0250005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

One Golden Flake Drive, Birmingham, Alabama	35205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 458-7316

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events
                         -----------------

     On January 8, 2015 the Company issued a press release, a copy of which is included with this Report as Exhibit 99.1.

Item 9.01         Financial Statements and Exhibits
                        ---------------------------------------------

(c) Exhibits.

            Exhibit No.                          Description
            --------------         --------------------------------------

                 99.1                Press Release dated January 8, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 8, 2015

GOLDEN ENTERPRISES, INC.

		By:	/s/ Patty Townsend
Patty Townsend
Vice President, CFO & Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated January 8, 2015